SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                                (Amendment No. 1)


Check the appropriate box:

[X]       Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c -5(d)(2))
[ ]       Definitive Proxy Statement


                       STRATEGIC CAPITAL RESOURCES, INC.
                       ---------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required
[ ]       Fee computed on table below per Exchange Act Rule 14c-5(g) and O-11.

          1)   Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

          5)   Total fee paid:

               -----------------------------------------------------------------

[ ]       Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously paid:
                                      ------------------------------------------
          2)   Form Schedule or Registration Statement No.:
                                                           ---------------------
          3)   Filing Party:
                            ----------------------------------------------------
          4)   Date Filed:
                          ------------------------------------------------------

                                    STRATEGIC
                             CAPITAL RESOURCES, INC.
                            2500 Military Trail North
                                    Suite 260
                            Boca Raton, Florida 33431
                                 (561) 995-0043



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                November 1, 2001



To the Shareholders of Strategic Capital Resources, Inc.

     Please take notice that the Annual Meeting of Shareholders of Strategic Capital Resources, Inc. will be held on November 1, 2001, at 9:00 a.m., at 2500 Military Trail North, Suite 260, Boca Raton, Florida 33431, to consider and vote on the following matters:

     1. To elect a board of six directors who will serve until the next annual meeting of shareholders following their election or until their successors are elected and qualified.

     2. To approve the appointment of Horton & Company, L.L.C. as the Corporation's independent auditors for the fiscal year ended June 30, 2002.

     3. To transact any other business that may properly come before the meeting or any adjournment thereof.

     October 1, 2001, has been fixed as the record date of the shareholders entitled to vote at the meeting or any adjournment and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed. All shareholders are cordially invited to attend the meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                         s/David Miller

                                         David Miller, Chairman of the Board

Boca Raton, Florida
October 6, 2001

                                    STRATEGIC
                             CAPITAL RESOURCES, INC.
                            2500 Military Trail North
                                    Suite 260
                            Boca Raton, Florida 33431
                                 (561) 995-0043



                              INFORMATION STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                November 1, 2001



                                  INTRODUCTION

                        WE ARE NOT ASKING YOU FOR A PROXY
               AND YOU ARE BEING REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is furnished by the Board of Directors of Strategic Capital Resources, Inc. (the "Company") in conjunction with the Company's Annual Meeting of Shareholders to be held on November 1, 2001, at 9:00 a.m. at 2500 Military Trail North, Suite 260, Boca Raton, Florida 33431, and at any adjournment thereof. The persons listed on the tables included below under "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" hold a sufficient number of the Company's issued and outstanding Common Stock to establish a quorum and adopt the Proposals to be presented at the Company's Annual Meeting of Shareholders.

     The Board of Directors of the Company has fixed the close of business on October 1, 2001, as the record date for determining the holders of outstanding shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting. On September 12, 2001, there were 17,512,005 shares of Common Stock issued and 15,438,525 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the meeting. The Notice of Annual Meeting and this Information Statement are first being mailed to shareholders of the Company on or about October 6, 2001.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following tables sets forth certain information regarding ownership of the Company's Common Stock as of September 12, 2001, by (i) each person known to the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director of the Company, (iii) each officer named in the executive compensation table of this Information Statement, and (iv) all directors and officers as a group. Unless otherwise indicated, each person listed on the tables has sole voting and investment power as to the shares shown.

                                        Amount and Nature of
Name and Address of Beneficial Owner    Beneficial Ownership    Percent of Class
------------------------------------    --------------------    ----------------

Directors and Officers:

   David Miller                              6,684,368(1)             38.2%
   3565 NW 61st Circle
   Boca Raton, Florida  33496

   Samuel G. Weiss                             154,165                 0.9%
   30 Main Street
   Port Washington, New York  11050

   Ralph Wilson                                157,500                 0.9%
   7 Ensign Lane
   Massapequa, New York  11758

   John Kushay(2)                              154,200                 0.9%
   618 Cypress Green Circle
   Wellington, Florida  33414

   All Officers and Directors as a Group     7,150,233                40.8%
   (4 persons)
---------------------------

(1) Includes 1,050,000 of shares owned by Lite 'N Low, Inc. and 1,550,000 of shares owned by Priority Capital Corp.

(2)  Includes shares owned by Mr. Kushay's wife.

                                        Amount and Nature of
Name and Address of Beneficial Owner    Beneficial Ownership    Percent of Class
------------------------------------    --------------------    ----------------

Other 5% Shareholders:

   Libo Fineberg, Trustee (1)                1,250,000                 7.1%
   Helen Miller Irrevocable Trust
   3500 Gateway Drive
   Pompano Beach, Florida  33069

   Rita Miller (2)                           1,333,500                 7.6%
   3565 NW 61st Circle
   Boca Raton, Florida  33496

   Scott Miller (3)                          1,333,500                 7.6%
   3565 NW 61st Circle
   Boca Raton, Florida  33496
---------------------------

(1) David Miller direct beneficiary. No voting power. David Miller disclaims any beneficial ownership.

(2) Wife of David Miller - sole voting power and ownership. David Miller disclaims any beneficial ownership.

(3) Son of David Miller - sole voting power and ownership. David Miller disclaims any beneficial ownership.

                             EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to the Company for the fiscal years ended June 30, 2001, 2000, and 1999 of the Chief Executive Officer of the Company and for such other officers of the Company who received compensation in excess of $100,000 during the applicable year.


                           SUMMARY COMPENSATION TABLE

                                    ANNUAL COMPENSATION               LONG TERM COMPENSATION
                            -----------------------------------  --------------------------------
                                                                         Awards           Payouts
                                                                 -----------------------  -------
                                                          Other              Securities
                                                         Annual  Restricted  Underlying            All Other
         Name and                                        Compen-    Stock     Options/     LTIP     Compen-
    Principal Position      Year   Salary      Bonus     sation    Award(s)   SAR's (2)   Payouts  sation (3)
   --------------------     ----  --------  -----------  ------  ----------  -----------  -------  ----------
David Miller,               2001  $308,115  $59,319 (1)    (1)   $        0    200,000      N/A    $   12,836
Chairman of the Board,      2000  $291,098  $50,262 (1)    (1)   $        0    200,000      N/A    $    4,037
President, Chief Executive  1999  $259,400  $49,038 (1)    (1)   $        0    400,000      N/A    $    3,543
Officer and Director

John Kushay,                2001  $115,617  $11,011 (1)    (1)   $        0    100,000      N/A    $    4,661
Treasurer, Chief Financial  2000  $107,030  $16,362 (1)    (1)   $        0    100,000      N/A    $    1,067
Officer, Vice President     1999  $ 95,375  $14,500 (1)    (1)   $        0    200,000      N/A    $    3,057
and Director

Richard K. LeBlond, III (4) 2001  $107,998  $ 4,615 (1)    (1)   $        0     50,000      N/A    $    3,898
Senior Vice President       2000  $ 81,635  $17,885 (1)    (1)   $        0     50,000      N/A    $    2,011
                            1999  $ 75,000  $ 3,000 (1)    (1)   $        0    200,000      N/A    $    1,750
--------------------------------

(1) Includes perquisites and other personal benefits unless the aggregate amount is less than either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(2)  The Company does not have a stock appreciation right ("SAR") program.

(3)  Represents contributions made by the Company to the Company's 401(k) plan.

(4)  Mr. LeBlond, III. resigned from the Company effective June 8, 2001.

     The following table provides information with respect the value of Mr. Miller's unexercised options at June 30, 2001.


                    Number of Securities                              Value of Unexercised
                   Underlying Unexercised                             In-the-Money Options
                 Options at Fiscal Year End                       at Fiscal Year End ($) (1)
              --------------------------------                  ------------------------------
    Name      (Exercisable)  (Not Exercisable)  Exercise Price  (Exercisable)  (Unexercisable)
------------  -------------  -----------------  --------------  -------------  ---------------
David Miller     100,000             -              $.125       $    7,500.00                -
                 200,000             -              $ .25                   -                -
                 200,000             -              $ .14       $   12,000.00                -
                 200,000             -              $ .20                   -                -
                 200,000             -              $ .42                   -                -
                 200,000             -              $ .29                   -                -
                       -          200,000           $ .16                   -  $      4,000.00
---------------------

(1) Based upon the difference between the exercise price of the option and the last reported sales price of $.18 per share of the Company's Common Stock as reported on the OTCBB on June 30, 2001.




     The following table provides information with respect the value of Mr. Kushay's unexercised options at June 30, 2001.

                    Number of Securities                              Value of Unexercised
                   Underlying Unexercised                             In-the-Money Options
                 Options at Fiscal Year End                       at Fiscal Year End ($) (1)
              --------------------------------                  ------------------------------
    Name      (Exercisable)  (Not Exercisable)  Exercise Price  (Exercisable)  (Unexercisable)
------------  -------------  -----------------  --------------  -------------  ---------------
John Kushay       50,000             -               $.125      $    3,750.00                -
                 100,000             -               $ .25                  -                -
                 100,000             -               $ .14      $    6,000.00                -
                 100,000             -               $ .20                  -                -
                 100,000             -               $ .42                  -                -
                 100,000             -               $ .29                  -                -
                       -          100,000            $ .16                  -  $      2,000.00
----------------------

(1) Based upon the difference between the exercise price of the option and the last reported sales price of $.18 per share of the Company's Common Stock as reported on the OTCBB on June 30, 2001.



OPTION GRANTS AND EXERCISES IN LAST FISCAL YEAR

     The following table provides information on options granted for the fiscal year ended June 30, 2001, which remain issued as of the date of this Information Statement to officers and directors of the Company. No options have been exercised as of the date hereof.

                     Number of
                    Securities     Percent of
                    Underlying   Total Options  Exercise Price
                      Options     Granted to       Per Share
                    Granted (1)  Employees (2)      ($/sh)       Expiration Date
                    -----------  -------------      -------      ---------------
David Miller          200,000         33%            $ .16          11/30/2005
Samuel G. Weiss        50,000          8%            $ .16          11/30/2005
John Kushay           100,000         17%            $ .16          11/30/2005
Ralph Wilson           50,000          8%            $ .16          11/30/2005
Kenneth MacKenzie      50,000          8%            $ .16          11/30/2005
John H. Roach, Jr.     50,000          8%            $ .16          11/30/2005
----------------------

(1) Such options become exercisable after thirteen (13) months from the date of grant for a five-year period. (2) The Company granted options to purchase an aggregate of 600,000 shares to other employees from July 1, 2000, to date.

     During June 2001, a majority of the Company's shareholders approved by consent the Company's "2001 Stock Option Plan." This Plan provides for the grant of incentive and non-qualified stock options that may be issued to key employees, non-employee directors, independent contractors and others and the Company has reserved 2,500,000 shares of its Common Stock for issuance under the Plan. The options are to be granted for a term of not more than five (5) years and other terms and conditions that are usual and customary.

     The purpose of the Plan is to aid the Company in retaining the services of executive and key employees and in attracting new management personnel when needed for future operations and growth, and to offer such personnel additional incentive to put forth maximum efforts for the success of the business and opportunities to obtain or increase proprietary interest and, thereby, to have an opportunity to share in its success.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Notes Payable - Stockholder
---------------------------

     Stockholder notes payable arose from advances various stockholders have made to the Company. The notes are payable on demand and accrue interest at 9%, which interest is paid monthly. Interest on stockholder notes payable totaled $109,543 for the year ended June 30, 2001, $112,220 for the year ended June 30, 2000, and$108,663 for the year ended June 30, 1999. At June 30, 2001, 2000 and
1999, stockholder loans outstanding were $1,223,100, $1,141,920, and $1,315,907, respectively.

     The Company issued 1,491,920 warrants during the year ended June 30, 2001, 1,146,000 warrants during the year ended June 30, 2000, and 1,959,000 warrants during the year ended June 30, 1999, to stockholders who had made loans to the Company. The warrants are exercisable at the fair value of the stock on the date the warrant was issued. As of June 30, 2001, there are a total of 7,724,014 warrants outstanding. The exercise price ranges from $0.12 to $0.47 per share. To date, none of the warrants have been exercised.

Audit Fees and Other Fees:
--------------------------

     The Company has been advised by Horton & Company, L.L.C. that neither the firm nor any of its associates has any relationships with the Company or its subsidiaries other than the usual relationship that exists between certified public accountants and clients.

Audit Fees: An aggregate of $25,545 was billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001, and for the reviews of financial statements included in quarterly reports on Form 10-Q for the 2001 fiscal year.

Financial Information Systems Design and Implementation Fee: Horton & Company, L.L.C. did not render professional services to the Company relating to financial information systems design and implementation during the 2001 fiscal year.

All Other Fees: Fees billed to the Company by Horton & Company, L.L.C.during the 2001 fiscal year for all other non-audit services rendered to the Company totaled $41,355, which included $19,625 for tax services.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

     At the meeting, six directors are to be elected, each director to hold office until the next Annual Meeting of Shareholders or until their successor is elected and qualified. The persons named in this Information Statement have been nominated by the Board of Directors and unless authority is withheld, holders of a majority of the Company's issued and outstanding voting securities intend to vote for the election of the nominees named below to the Board of Directors. Although the Board of Directors does not contemplate that any of the nominees will become unavailable for election, if such situation arises prior to the Annual Meeting, the persons named in this Information Statement will vote for the election of such other person(s) as may be nominated by the Board of Directors or the Board may be reduced accordingly.

Nominees for Election at the 2001 Annual Meeting.
-------------------------------------------------

     Certain information concerning the nominees is set forth below.

              Name                    Position              Age  Director Since
     ----------------------  -----------------------------  ---  --------------
     David Miller(2)         Chairman of the Board,          56       1997
                             President and Chief Executive
                             Officer and Director

              Name                    Position              Age  Director Since
     ----------------------  -----------------------------  ---  --------------
     John P. Kushay          Vice President, Chief           41       1996
                             Financial Officer,
                             Treasurer and Director

     Samuel G. Weiss (2)     Secretary and Director          52       1995

     Ralph Wilson (2) (1)    Director                        71       1995

     Kenneth MacKenzie (1)   Director                        67       1996

     John H. Roach, Jr. (1)  Director                        58       1998
-----------------------------

(1)  Member of the Audit Committee

(2)  Member of the Compensation and Incentive Committee.

     David Miller was appointed Chairman of the Board on July 29, 1997. On December 1, 2000, Mr. Miller was elected President and Chief Executive Officer. Prior to that time, Mr. Miller had been engaged as a consultant to the Company since its organization. Prior, from 1992 through 1997, he was a strategic consultant to several companies, including Antares Resources Corporation and Priority Capital Corporation. Since 1994, Mr. Miller has served as Chairman of the Board of Lite 'N Low, Inc., a holding company no longer actively engaged in business. Mr. Miller is currently Chairman of Priority Capital Corp. Mr. Miller devotes substantially all of his time to the business of the Company.

     John P. Kushay was appointed Treasurer and Chief Financial Officer in June 1996. Mr. Kushay was elected a Director of the Company in June 1996. In May 1997, Mr. Kushay was appointed Vice President. Prior to joining the Company, Mr. Kushay had been the Controller of International Operations at Xpedite Systems, Inc. from February 1994 through March 1996. From May 1990 to February 1994, he was controller at Tamco Systems, Inc. Mr. Kushay devotes substantially all of his time to the business of the Company.

     Samuel G. Weiss, Secretary and Director, has been an executive officer of the Company since its organization. Effective May 1997, Mr. Weiss was interim President and served in that capacity until January 1, 1999. Since 1974, Mr. Weiss has been engaged in the practice of law in the State of New York. Mr. Weiss also served as Secretary, General Counsel, and Director of Antares Resources Corporation from June 1993 to December 1996. Mr. Weiss devotes only such time as is necessary to the business of the Company.

     Ralph Wilson, Director, has held his position since the Company's organization. From October 1990 through February 1995, Mr. Wilson was President of Antares Resources Corporation and served as a Director of Antares from December 1994 to December 1996. In addition, since 1971, Mr. Wilson has been a principal officer of Comet Electronics Corp., a privately owned manufacturer of subassemblies in Farmingdale, New York. Mr. Wilson devotes only such time as is necessary to the business of the Company.

     Kenneth MacKenzie was elected a Director of the Company in November 1996. From 1985 to 1996, Mr. MacKenzie served as co-executive director of The Institute of Business Appraisers, Inc. and President of Southeast Business Investment Corp. of Boynton Beach, Florida. In January 1997, Mr. MacKenzie founded Southeast Business Appraisal Corporation, which specializes in appraisals and valuations of businesses. Mr. MacKenzie devotes only such time as is necessary to the business of the Company.

     John H. Roach, Jr. was elected a Director of the Company in December 1998. He is a Senior Client Advisor for J.P. Morgan Private Bank. Prior thereto, he was Senior Managing Director for Reliance National from 1998 to 2000; Senior Managing Director, Client Management and Marketing for American International Group, AIG Risk Finance from 1995 to 1997; Vice Chairman and Senior Managing Director for Geneva Companies, Geneva Financial Corporation from 1992 to 1995; and Managing Director, Head of Corporate Finance Client Management and Loan Products for Chemical Bank from 1964 to 1992. Mr. Roach devotes only such time as is necessary to the business of the Company.

Board and Committee Activity; Structure and Compensation
--------------------------------------------------------

     The Company's operations are managed under the supervision of the Board of Directors, which has the ultimate responsibility for the establishment and implementation the Company's general operating philosophy, objectives, goals and policies.

     During fiscal 2001, the Board of Directors had one meeting. The directors attended all of the meetings of the Board of Directors and meetings of each of the Committees on which they served.

     The Company has established a policy that a portion of the non-employee directors remuneration should be paid by granting non-qualified stock options in accordance with the Company's then existing stock plan. In fiscal 2001, each director who is not an employee was paid a fee of $1,500.00. All out of pocket expenses were reimbursed. Each non-employee director has been granted stock options representing 50,000 shares of the Company's Common Stock.

     During fiscal 2001, the Board of Directors had the following committees:

     The Audit Committee is composed of John H. Roach, Jr., Kenneth MacKenzie and Ralph Wilson. The function of the Audit Committee is to review the Company's internal controls, it's financial reporting and the scope and results of the audit engagement. It meets with appropriate Company financial personnel and independent public accountants in connection with these reviews. The Committee also recommends to the Board the appointment of the independent public accountants, who have access to the Committee at any time. In fiscal 2001, one Audit Committee meeting was held.

     The Compensation and Incentive Committee is currently composed of Ralph Wilson, Samuel G. Weiss and David Miller. Mr. Miller was appointed to this Committee in August 2001. The function of this Committee is to establish the amount and form of compensation awarded to Executive Officers, including salary, bonuses and stock option awards of the Company, and to administer the Company's Equity Incentive Plan and 2001 Stock Option Plan. In fiscal 2001, one Committee meeting was held.

     The Board of Directors does not have a nominating committee.

                                   PROPOSAL 2:
                     APPOINTMENT OF HORTON & COMPANY, L.L.C.
                      AS THE COMPANY'S INDEPENDENT AUDITOR

     The Board of Directors has recommended the appointment of Horton &Company, L.L.C. as independent auditors for the Company for the fiscal year ending June 30, 2002. Horton & Company, L.L.C. acted in the same capacity in the prior fiscal years.

     A representative of the accounting firm may be present at the Annual Meeting of Shareholders. If a representative is present, they will have an opportunity to make a statement and will be available to respond to appropriate questions.

                                  OTHER MATTERS

     The Company knows of no other business to be presented at the meeting. The Annual Report to Shareholders for the fiscal year ended June 30, 2001, is included with this Information Statement and is being provided to each shareholder entitled to vote at the Annual Meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                        s/David Miller

                                        David Miller, Chairman of the Board

Dated:  October 6, 2001

                                        7